================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          LANCASTER COLONY CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                           LANCASTER COLONY CORPORATION
                               37 WEST BROAD STREET,
                               COLUMBUS, OHIO 43215

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD NOVEMBER 19, 2001

     The annual meeting of shareholders of Lancaster Colony Corporation (the "Corporation") will be held at 11:00 a.m., Eastern Standard Time, November 19, 2001, in the Regent Ballroom Salon 1 of the Hilton Columbus, 3900 Chagrin Drive, Columbus, Ohio 43219.

     The meeting will be held for the following purposes:

     1. To elect three directors for a term which expires in 2004.

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     By action of the Board of Directors, only persons who are holders of record of shares of the Corporation at the close of business on September 21, 2001 will be entitled to notice of and to vote at the meeting.

     If you do not expect to attend the meeting, please sign, date and return the enclosed proxy. A self-addressed envelope which requires no postage is enclosed for your convenience in returning the proxy. Its prompt return would be appreciated. The giving of the proxy will not affect your right to vote in person should you find it convenient to attend the meeting.

                                          JOHN B. GERLACH, JR.
                                          Chairman of the Board,
                                          Chief Executive Officer
                                          and President

October 17, 2001

                          LANCASTER COLONY CORPORATION
                             37 WEST BROAD STREET,
                              COLUMBUS, OHIO 43215

                                PROXY STATEMENT

                              GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of Lancaster Colony Corporation (the "Corporation") in connection with the solicitation by the Board of Directors of the Corporation of proxies to be used in voting at the annual meeting of shareholders to be held November 19, 2001, in the Regent Ballroom Salon 1 of the Hilton Columbus, 3900 Chagrin Drive, Columbus, Ohio 43219, at 11:00 a.m., Eastern Standard Time (the "Annual Meeting"). The enclosed proxy, if completed and forwarded to the Corporation, will be voted in accordance with the instructions contained therein. The proposals referred to therein are described in this Proxy Statement.

     The proxy may be revoked by the person giving it any time before it is exercised. Such revocation, to be effective, must be communicated to the Secretary or Assistant Secretary of the Corporation. The presence of a shareholder at the Annual Meeting will not revoke the proxy unless specific notice thereof is given.

     The Corporation will bear the cost of solicitation of proxies, including any charges and expenses of brokerage firms and others for forwarding solicitation material to the beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone or through the efforts of officers and regular employees of the Corporation.

     The Board of Directors has fixed the close of business on September 21, 2001 as the record date for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting or any adjournment thereof. At that date the Corporation had outstanding and entitled to vote 37,161,616 shares of Common Stock, each share entitling the holder to one vote. The Corporation has no other class of stock outstanding. Under Ohio law, except for the election of directors, abstentions and broker non-votes will have the same effect as votes against any proposal. Abstentions and broker non-votes will have no effect on the election of directors since, under Ohio law, the nominees for election as directors at the Annual Meeting receiving the greatest number of votes shall be elected. This Proxy Statement is first being mailed to shareholders on or about October 17, 2001.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Board of Directors of the Corporation currently consists of nine members and is divided into three classes. The members of the three classes are elected to serve for staggered terms of three years. Pursuant to Section 2.04 of the Code of Regulations, the number of directors constituting each class will, as nearly as practicable, be equal. Thus, the Board of Directors of the Corporation currently consists of three classes of three members each.

     The names and ages of the "Nominees" and the "Continuing Directors," their principal occupations during the past five years and certain other information together with their beneficial ownership of the Corporation's Common Stock as of August 31, 2001, are listed below. As of August 31, 2001, the Corporation had outstanding and entitled to vote 37,206,616 shares of Common Stock.

                      NOMINEES FOR TERM TO EXPIRE IN 2004

            NAME; OFFICE WITH CORPORATION;                    DIRECTOR   SHARES OWNED AT   PERCENT OF
                 PRINCIPAL OCCUPATION                   AGE    SINCE     AUGUST 31, 2001     CLASS
            ------------------------------              ---   --------   ---------------   ----------
John L. Boylan;.......................................  46      1998         23,108            *
  Treasurer, Vice President
  and Chief Financial Officer(1)
Henry M. O'Neill, Jr.;................................  66      1976         19,651            *
  Chairman and Chief Executive Officer
  of AGT International, Inc. (voice
  response systems) since 1988;
  Chairman of the Board of Evergreen
  Quality Catering (mobile caterer)
  since 1987
Zuheir Sofia;.........................................  57      1998          4,231            *
  Chairman of Sofia & Company, Inc.
  (investment-banking firm); President,
  Chief Operating Officer, Treasurer
  and Director of Huntington Bancshares Incorporated
  from 1986 to 1998

---------------

 * Less than 1%

(1) See footnotes 1 and 8 under "Continuing Directors" which explanations apply to Mr. Boylan.

     All the nominees have indicated a willingness to stand for election and to serve if elected. It is intended that the shares represented by the enclosed proxy will be voted for the election of the above named nominees. Although it is anticipated that each nominee will be available to serve as a director, should any nominee be unable to serve, the proxies will be voted by the proxy holders in their discretion for another person designated by the Board of Directors.

                              CONTINUING DIRECTORS

        NAME; OFFICE WITH CORPORATION;                DIRECTOR    TERM     SHARES OWNED AT   PERCENT OF
             PRINCIPAL OCCUPATION               AGE    SINCE     EXPIRES   AUGUST 31, 2001     CLASS
        ------------------------------          ---   --------   -------   ---------------   ----------
Kerrii B. Anderson;...........................  44      1997      2003            1,750            *
  Executive Vice President, Chief
  Financial Officer and Director
  of Wendy's International, Inc.;
  Senior Vice President and
  Chief Financial Officer of
  M/I Schottenstein Homes, Inc.
  (homebuilders) from 1993 to 2000(10)
Robert L. Fox;................................  52      1991      2002        1,064,759         2.86%
  Investment Executive for
  Advest, Inc. (stock brokerage
  firm) since 1978(2)(3)(9)
John B. Gerlach, Jr.;.........................  47      1985      2002        7,846,720        21.08%
  Chairman of the Board,
  Chief Executive Officer
  and President(1)(2)(3)(4)(5)(7)(8)
Morris S. Halpern; Retired;...................  71      1963      2003           73,614            *
  formerly Vice President
  of the Corporation(11)

        NAME; OFFICE WITH CORPORATION;                DIRECTOR    TERM     SHARES OWNED AT   PERCENT OF
             PRINCIPAL OCCUPATION               AGE    SINCE     EXPIRES   AUGUST 31, 2001     CLASS
        ------------------------------          ---   --------   -------   ---------------   ----------
Robert S. Hamilton; Retired;..................  73      1985      2003           13,223            *
  Vice Chairman Emeritus
  of Liqui-Box Corporation
  (plastic packaging manufacturer)
  from April 2000 to October 2000;
  Vice Chairman of Liqui-Box Corporation
  from 1989 to April 2000(2)
Edward H. Jennings;...........................  64      1990      2002              799            *
  President Emeritus and Professor of Finance
  at The Ohio State University; President of
  The Ohio State University from 1981 to
  1990(6)
All directors and executive officers..........                                8,553,097        22.94%
  as a group (11 Persons)(1)(8)

---------------

  * Less than 1%

 (1) Includes shares held by the Employee Stock Ownership Plan (the "ESOP") allocated to the accounts of Lancaster Colony Corporation employees. Employees have the right to direct the voting of the shares held by the ESOP.

 (2) Holdings include shares owned by spouses, minor children and shares held in custodianship or as trustee. The following persons disclaim beneficial ownership in such holdings with respect to the number of shares indicated:
     Mr. Fox, 809,057; Mr. Gerlach, Jr., 7,324,315; and Mr. Hamilton, 4,024.

 (3) Mr. Gerlach, Jr., a trustee of Gerlach Foundation, Inc., and Mr. Fox, a trustee of Fox Foundation, Inc., share voting and investment power with their respective foundations, both of which are private charitable foundations. Gerlach Foundation, Inc. holds 425,232 shares and Fox Foundation, Inc. holds 62,569 shares. These shares are included in the above table. Gerlach Foundation, Inc. and Fox Foundation, Inc. together control an additional 620,122 shares held by Lehrs, Inc. The shares held by Lehrs, Inc. are also included in the total number of shares held by Mr. Gerlach, Jr. and Mr. Fox. The trustees each disclaim beneficial ownership of any of these shares in footnote 2.

 (4) Mr. Gerlach, Jr. by virtue of his stock ownership and positions with the Corporation may be deemed a "control person" of the Corporation.

 (5) Mr. Gerlach, Jr. is trustee and his mother, Dareth A. Gerlach, is special trustee of the John B. Gerlach Trust. This trust presently holds 5,875,032 shares of Common Stock of the Corporation. These shares are included in the total number of shares held by Mr. Gerlach, Jr. in the above table. Mr. Gerlach, Jr. has disclaimed beneficial ownership of these shares in footnote 2.

 (6) Mr. Jennings is also a director of Borden Chemicals & Plastic Ltd. Partnership.

 (7) Mr. Gerlach, Jr. is also a director of Huntington Bancshares Incorporated.

 (8) Holdings include shares which could be acquired within 60 days upon the exercise of stock options as follows: Mr. Gerlach, Jr. -- 25,000 shares, Mr. Boylan -- 16,428 shares, and all directors and executive officers as a group -- 76,050 shares.

 (9) Includes 16,825 shares of the Common Stock of the Corporation which are held by a trust of which Mr. Fox is the trustee. Mr. Fox has sole voting and dispositive power with respect to these shares.

(10) Ms. Anderson is also a director of M/I Schottenstein Homes, Inc.

(11) Mr. Halpern served as an officer of the Corporation until June 1992. The Corporation and Mr. Halpern have entered into a formal consulting agreement discussed under "Compensation of Directors."

     The Board of Directors has established an audit committee (the "Audit Committee") currently consisting of Messrs. Hamilton, Jennings and Sofia and Ms. Anderson. Ms. Anderson serves as Chairperson of the Audit Committee. Each member of the Audit Committee is an independent director as required by the listing standards of the Nasdaq National Market. The Audit Committee is governed by a charter, a copy of which is included as an exhibit to this Proxy Statement, and is charged with the responsibility of reviewing financial information (both external and internal) about the Corporation and its subsidiaries, so as to assure (i) that the overall audit coverage of the Corporation and its subsidiaries is satisfactory and appropriate to protect the shareholders from undue risks and (ii) that an adequate system of internal financial control has been implemented throughout the Corporation and is being effectively followed. The Audit Committee held three meetings during the fiscal year ended June 30, 2001 ("fiscal 2001").

     The Board of Directors has established a compensation committee (the "Compensation Committee") currently consisting of Messrs. Fox, Hamilton, Jennings and O'Neill as its members. Mr. Jennings serves as Chairperson of the Compensation Committee. The powers and duties of the Compensation Committee are to consider and formulate recommendations to the Board of Directors with respect to all aspects of compensation to be paid to the Chief Executive Officer of the Corporation, to undertake such evaluations and make such reports as are required by the applicable rules of the Securities and Exchange Commission and to perform and exercise such other duties and powers as shall from time to time be designated by action of the Board of Directors. The Compensation Committee held two meetings during fiscal 2001.

     The Board of Directors does not have a nominating committee.

     In addition to the committee meetings previously mentioned, the Board of Directors held a total of five meetings during fiscal 2001. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees on which they served during fiscal 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Corporation's knowledge, based solely on its review of copies of forms filed with the Securities and Exchange Commission, all filing requirements applicable to the officers, directors and beneficial owners of more than 10% of the outstanding Common Stock under Section 16(a) of the Securities Exchange Act of 1934, as amended, were complied with during the fiscal year ended June 30, 2001.

                           COMPENSATION OF DIRECTORS

     Directors who are not employees of the Corporation or any of its subsidiaries receive an annual retainer fee of $18,000 plus $1,000 for each meeting of the Board or committee of the Board attended. Directors who serve as chairpersons of the Audit Committee and Compensation Committee receive an additional annual retainer fee of $5,000 and $2,000, respectively.

     The Corporation has a consulting agreement with Mr. Halpern pursuant to which Mr. Halpern agrees to perform advisory and consulting services for an annual fee of $50,000 per year. Mr. Halpern's compensation as a director is also included in this annual fee.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following individuals have beneficial ownership, directly or indirectly, of more than five percent of the outstanding Common Stock of the
Corporation:

                                                        NATURE OF
                                                        BENEFICIAL       AMOUNT        PERCENT OF
                   NAME AND ADDRESS                     OWNERSHIP         OWNED        OWNERSHIP
                   ----------------                     ----------      ---------      ----------
John B. Gerlach, Jr...................................  Direct and      7,846,720(1)(2)   21.08%
  Lancaster Colony Corporation                           Indirect
  37 West Broad Street
  Columbus, Ohio 43215
Dareth A. Gerlach.....................................  Direct and      6,291,695(2)     16.91%
  c/o Lancaster Colony Corporation                       Indirect
  37 West Broad Street
  Columbus, Ohio 43215
Pioneering Management Corporation.....................    Direct        2,247,450(3)      6.04%
  60 State Street
  Boston, Massachusetts 02109

---------------

(1) See footnotes 1, 2, 3, 4 and 8 under "Continuing Directors," which explanations apply to Mr. Gerlach, Jr.

(2) Includes 5,875,032 shares of Common Stock of the Corporation which are held by the John B. Gerlach Trust, of which Mrs. Gerlach is special trustee and has sole voting power with respect to the shares. See footnote 5 under "Continuing Directors."

(3) Based on holdings reported on Schedule 13G as of December 31, 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes compensation earned during the periods indicated by those persons who were the Chief Executive Officer and the three other most highly compensated executive officers of the Corporation whose compensation during fiscal 2001 is required to be reported:

                                                                           LONG-TERM
                                                ANNUAL COMPENSATION(1)    COMPENSATION
                                       FISCAL   -----------------------   ------------      ALL OTHER
     NAME AND PRINCIPAL POSITION        YEAR      SALARY       BONUS       OPTIONS(#)    COMPENSATION(2)
     ---------------------------       ------   ----------   ----------   ------------   ---------------
John B. Gerlach, Jr.;................   2001     $710,000                    25,000          $2,640
  Chairman of the Board,                2000      710,000                                     2,780
  Chief Executive Officer               1999      650,000                                     2,627
  and President
Larry G. Noble;......................   2001     $261,958     $682,800       15,000          $1,056
  Vice President(3)                     2000      253,675      551,700
                                        1999      245,600      419,000       15,000           1,544
John L. Boylan;......................   2001     $241,500     $108,000       15,000          $3,809
  Treasurer, Vice President             2000      230,000      138,000                        2,453
  and Chief Financial Officer(4)        1999      220,000      120,000       12,500           2,880
Bruce L. Rosa;.......................   2001     $241,500     $108,000       15,000          $1,288
  Vice President of Development(4)      2000      230,000      138,000                        3,133
                                        1999      220,000      120,000       12,500           3,614

---------------

(1) The named executive officers received certain perquisites in 2001, 2000 and 1999, the amount of which did not exceed the reportable threshold of the lesser of $50,000 or 10% of any such officer's salary and bonus.

(2) Approximate amounts contributed or to be contributed on behalf of such executive officer to the 401(k) Profit Sharing Plan and Trust.

(3) Bonus amounts listed for Mr. Noble were generally determined pursuant to a formula involving the operating performance of the Specialty Foods segment and are paid in the following fiscal year.

(4) Fiscal year 2001 bonus amounts listed for Messrs. Boylan and Rosa were generally determined pursuant to a formula involving the operating performance of the Corporation for fiscal 2001 and will be paid in fiscal 2002. The bonus amounts listed for fiscal years 2000 and 1999, which were discretionarily determined and previously reported based on the fiscal year paid, have been restated to reflect reporting consistent with that of fiscal year 2001.

GRANTS OF STOCK OPTIONS

     The following table sets forth information concerning individual grants of stock options made during the 2001 fiscal year to each of the executive officers named in the Summary Compensation Table. The Corporation has never granted stock appreciation rights.

OPTIONS GRANTED IN THE LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                                                                     VALUE AT ASSUMED ANNUAL
                                           PERCENT OF                                 RATES OF STOCK PRICE
                                          TOTAL OPTIONS                              APPRECIATION FOR OPTION
                                           GRANTED TO                                        TERM(2)
                             OPTIONS      EMPLOYEES IN     EXERCISE     EXPIRATION   -----------------------
NAME                      GRANTED(#)(1)    FISCAL YEAR    PRICE($/SH)      DATE          5%          10%
----                      -------------   -------------   -----------   ----------   ----------   ----------
John B. Gerlach, Jr.....     25,000            6.8%         $29.50       3/31/06      $208,000     $460,000
Larry G. Noble..........     15,000            4.1%         $29.50       3/31/06      $125,000     $276,000
John L. Boylan..........     15,000            4.1%         $29.50       3/31/06      $125,000     $276,000
Bruce L. Rosa...........     15,000            4.1%         $29.50       3/31/06      $125,000     $276,000

---------------

(1) Options were granted with an exercise price equal to the market price at the grant date pursuant to the Corporation's 1995 Key Employee Stock Option Plan. Such options are exercisable through March 31, 2006.

(2) The amounts reflected in this table are based upon certain assumed rates of appreciation as specified by the Securities and Exchange Commission. Actual realized values, if any, on exercise of the option will be dependent on the actual appreciation in the price of the Common Stock of the Corporation over the term of the option. There can be no assurances that the Potential Realizable Values reflected in this table will be achieved.

STOCK OPTION EXERCISES AND HOLDINGS

     The following table sets forth certain information with respect to stock options exercised during fiscal 2001 by each of the executive officers named in the Summary Compensation Table and unexercised stock options held as of June 30, 2001 by such executive officers:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                                                                                      VALUES OF UNEXERCISED IN-
                                                         UNEXERCISED OPTIONS AT      THE-MONEY OPTIONS AT FISCAL
                        UNDERLYING                         FISCAL YEAR-END(#)             YEAR-END($)(1)(2)
                         OPTIONS          VALUE        ---------------------------   ---------------------------
        NAME           EXERCISED(#)   REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           ------------   --------------   -----------   -------------   -----------   -------------
John B. Gerlach,
  Jr.................                                    25,000              0         $87,000       $      0
Larry G. Noble.......     20,860         $137,218        15,000         18,287         $52,200       $203,166
John L. Boylan.......                                    16,428         11,072         $60,561       $ 64,827
Bruce L. Rosa........                                    29,622         12,878         $84,807       $ 74,031

---------------

(1) All values are shown pretax and are rounded to the nearest whole dollar.

(2) Based on the 2001 fiscal year-end closing price of $32.98 per share.

SEVERANCE AGREEMENT

     Messrs. Boylan and Rosa are parties to agreements entitling them to severance benefits equal to (i) full salary paid through the date of their termination plus (ii) an amount equal to the lesser of (a) 100% of the highest annual rate of salary and highest annual bonus paid to Messrs. Boylan and Rosa during the three-year period prior to their respective dates of termination, or
(b) twice their annual compensation (salary plus bonus) paid for the full fiscal year immediately preceding the date of their termination, in the event that within a period of one year after a "change of control" (as defined in the agreements) their employment is terminated by the Corporation (other than for cause) or by Messrs. Boylan or Rosa (if there has been any material adverse change in the terms of their employment).

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors ("the Committee") is made up of four independent non-employee directors appointed by the Board of Directors. It is the duty of the Committee to establish the compensation to be paid to the Chief Executive Officer of the Corporation and to consult with the Chief Executive Officer with respect to the establishment by him of the compensation of other executive officers.

     The recommended compensation of the Chief Executive Officer for services rendered through June 30, 2001 was determined based upon consideration of competitive compensation paid to chief executive officers of businesses of similar size and complexity levels; the scope of management responsibilities assigned to the chief executive and his success in implementing those responsibilities; the quality of his strategic planning and leadership skills in coping with significant market changes affecting the company's product lines and the financial results realized under his direction. The determination of the compensation of the Chief Executive Officer was not based on specific weight being given to any particular factor but on the Committee's subjective judgment after considering all of such elements.

     The Committee was advised by the Chief Executive Officer of the base fixed compensation levels and proposed bonus formulae to be applied in setting the compensation of senior management. It concurred that the levels of compensation established were reasonable and appropriate and provided incentives of a magnitude which, if realized, should produce operating results of significant value to the Corporation's shareholders.

                                          Edward H. Jennings, Chairperson
                                          Robert L. Fox
                                          Robert S. Hamilton
                                          Henry M. O'Neill, Jr.

                               PERFORMANCE GRAPH

          COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN
           OF LANCASTER COLONY CORPORATION, THE S&P MIDCAP 400 INDEX
                 AND THE S&P MANUFACTURING (DIVERSIFIED) INDEX

     The graph set forth below compares the five-year cumulative total return from investing $100 on June 30, 1996 in each of the Corporation's Common Stock, the S&P Midcap 400 Index and the S&P Manufacturing (Diversified) Index.

                              [PERFORMANCE GRAPH]

                            CUMULATIVE TOTAL RETURN

---------------------------------------------------------------------------------------------------------------------------------
                                         6/96            6/97            6/98            6/99            6/00            6/01
---------------------------------------------------------------------------------------------------------------------------------
 Lancaster Colony Corporation           100.00          131.65          156.82          145.65           84.16          145.80
 S&P Midcap 400                         100.00          123.33          156.81          183.76          214.95          234.02
 S&P Manufacturing (Diversified)        100.00          148.48          160.08          212.31          191.56          229.71

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Corporation's financial process on behalf of the Board of Directors and operates under a written charter (Exhibit A to this Proxy Statement). The committee held three meetings during fiscal 2001. The committee has reviewed and discussed the audited financial statements for fiscal 2001 with both management and the Corporation's independent auditors, Deloitte & Touche LLP. The discussions with Deloitte & Touche LLP included matters required to be discussed by the Statement on Auditing Standards No. 61. In addition, the committee received from Deloitte & Touche LLP written independence disclosures and the letter required by the Independence Standards Board Standard No. 1 and discussed with Deloitte & Touche LLP its independence. Based on the review of the audited financial statements and the discussions described above, the committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

                                   Kerrii B. Anderson, Chairperson
                                   Robert S. Hamilton
                                   Edward H. Jennings
                                   Zuheir Sofia

                             AUDIT AND RELATED FEES

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Corporation's consolidated financial statements for the fiscal year ended June 30, 2001, including for reviews of the financial statements included in the Corporation's quarterly reports on Form 10-Q for such year, were $348,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed by Deloitte & Touche LLP for services related to financial information systems design and implementation for the fiscal year ended June 30, 2001 were $46,352.

ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche LLP for all other services rendered for the fiscal year ended June 30, 2001 were $68,796.

     The Audit Committee has considered whether the provision of the services related to financial information systems design and implementation and for all other non-audit services described in the immediately preceding two paragraphs is compatible with maintaining the independence of Deloitte & Touche LLP.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as independent certified public accountants of the Corporation during the fiscal year ended June 30, 2001. Deloitte & Touche LLP is expected to have a representative present at the Annual Meeting who may make a statement, if desired, and will be available to answer appropriate questions.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be in the Proxy Statement for the 2002 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices no later than June 19, 2002. In addition, if a shareholder fails to provide the Corporation notice of any shareholder proposal on or before September 3, 2002, then the Corporation may vote in its discretion as to the proposal all of the shares for which it has received proxies for the 2002 Annual Meeting of Shareholders.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business that will come before the Annual Meeting. Should any other matter requiring the vote of the shareholders arise, the enclosed proxy confers upon the proxy holders discretionary authority to vote the same in respect to the resolution of such other matters as they, in their best judgment, believe to be in the interest of the Corporation.

                                          By Order of the Board of Directors
                                          JOHN B. GERLACH, JR.
                                          Chairman of the Board,
                                          Chief Executive Officer
                                          and President

October 17, 2001

                                                                       EXHIBIT A

                          LANCASTER COLONY CORPORATION

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          - Monitor the quality and integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting compliance.

          - Monitor the independence and performance of the Company's independent auditors and internal auditing function.

          - Provide an avenue of free and open communication among the independent auditors, management, the internal auditing function, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has unrestricted access to the independent auditors as well as anyone within the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the qualifications set forth in the listing requirements of the Nasdaq Stock Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board upon recommendation of the Chairman of the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Audit Committee shall meet as often as deemed necessary and may have in attendance at its meetings such members of management (including internal auditors) and the independent auditors as it may deem necessary or desirable to carry out its oversight duties and responsibilities.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

  REVIEW PROCEDURES

          1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

          2. Review the interim and annual financial statements with management and discuss matters required to be discussed with the independent auditors (see items 8 and 9 below).

          3. In consultation with management, the independent auditors, and the internal auditors, consider the quality and integrity of the Company's financial reporting processes and controls (see items 10 and 12 below).

  INDEPENDENT AUDITORS

          4. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          5. Approve the fees and other significant compensation to be paid to the independent auditors.

          6. On an annual basis, review and discuss with the independent auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

          7. Review the independent auditors' audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and the general audit approach.

          8. As applicable, discuss with management and the independent auditors any matters required to be communicated by the independent auditors under generally accepted auditing standards. Also, in such manner as may be deemed appropriate, review with management the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to the filing of the Company's Quarterly Report on Form 10-Q. The Chair of the Committee may represent the entire Audit Committee for purposes of these reviews and such reviews may be conducted telephonically or in person.

          9. Review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, prior to the filing of the Company's Annual Report on Form 10-K. This review should include consideration of the independent auditors' judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, discuss with management and the independent auditors the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

          10. Review significant findings prepared by the independent auditors together with management's responses.

  INTERNAL AUDIT FUNCTION

          11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit function as needed.

          12. Review significant reports prepared by the internal audit function together with management's response and follow-up to these reports.

  OTHER AUDIT COMMITTEE RESPONSIBILITIES

          13. Beginning not later than 2001, annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

          14. Establish, review, and update periodically a Code of Ethical Business Conduct and inquire as to whether or not management has established a system to enforce this Code.

          15. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

          16. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                          LANCASTER COLONY CORPORATION

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 19, 2001

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert L. Fox, Robert S. Hamilton and Edward H. Jennings, or any of them, proxies of the undersigned, with power of substitution, to vote all shares of stock of the Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held November 19, 2001, or at any and all adjournments thereof, and to exercise all of the powers which the undersigned would be entitled to exercise as a shareholder if personally present upon the following matters:


                 (TO BE CONTINUED AND SIGNED ON THE OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!




                         ANNUAL MEETING OF SHAREHOLDERS
                          LANCASTER COLONY CORPORATION


                               NOVEMBER 19, 2001














                 Please Detach and Mail in the Envelope Provided
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
        PLEASE MARK YOUR
A  [X]  VOTES AS IN THIS
        EXAMPLE.

   IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                    FOR          WITHHELD
1. Election of     [   ]         [   ]   NOMINEES: FOR TERM EXPIRING 2004:   2. The transaction of all other matters as may properly
   Directors.                            John L. Boylan                         come before the meeting.
                                         Henry M. O'Neill, Jr.
FOR, EXCEPT VOTE WITHHELD FROM           Zuheir Sofia
THE FOLLOWING NOMINEE(S):                                                    (Continued from other side)

------------------------------









SIGNATURE(S) ___________________________________________________________________________  DATE ___________________ , 2001

SIGNATURE(S) ___________________________________________________________________________  DATE ___________________ , 2001

NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please date, sign and mail this proxy in the enclosed envelope. No postage is required for mailing in the United States.

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